UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2011 (December 30, 2010)
McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware	001-07791	72-1424200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana		70112
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (504) 582-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-23.1
EX-99.1
EX-99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 4, 2011, McMoRan Exploration Co. (the “Company”) filed a current report on Form 8-K (the “Initial 8-K”) reporting that, on December 30, 2010, the Company consummated its acquisition of the shallow water Gulf of Mexico shelf properties, interests, and assets (the “Assets”) of Plains Exploration & Production Company (“PXP”). This amendment on Form 8-K/A amends and supplements the Initial 8-K to include the financial statements and pro forma financial information permitted by Item 9.01 of
Form 8-K to be excluded from the Initial Form 8-K and filed thereafter by amendment no later than 71 days after the date on which the Initial Form 8-K was required to be filed.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited statements of revenues and direct operating expenses of the Assets for each of the three years ended December 31, 2009, 2008 and 2007, including the related report of the independent registered public accounting firm, and the unaudited interim statements of revenues and direct operating expenses for the nine month periods ended September 30, 2010 and 2009 are attached as Exhibit 99.1 hereto. Complete financial and operating information related to the Assets, including balance sheet and cash flow information, is not presented because the Assets were not maintained separately within the books and records of PXP.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial statements and accompanying notes of the Company as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009, reflecting our acquisition of the Assets and concurrent financing transactions as if such transactions occured on January 1, 2009, is attached as Exhibit 99.2 hereto.
(d) Exhibits.
The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.
By:	/s/ Nancy D. Parmelee
Nancy D. Parmelee
Senior Vice President, Chief Financial Officer and Secretary (authorized signatory and Principal Financial Officer)
Date: January 28, 2011

McMoRan Exploration Co.
Exhibit Index
Exhibit Number
23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited statements of revenues and direct operating expenses of certain oil and gas properties of Plains Exploration & Production Company for each of the three years ended December 31, 2009, 2008 and 2007 and the unaudited interim statements of revenues and direct operating expenses for the nine month periods ended September 30, 2010 and 2009.

99.2	Unaudited pro forma condensed consolidated financial information and accompanying notes of McMoRan Exploration Co. as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.